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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 3, 2014

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Exchange Street, Providence, Rhode Island	02903-2699
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________________________________________________________________________________________________________________________________________________________________

Item 7.01.Regulation FD
Nortek, Inc. (the “Company”) has become aware of the unauthorized disclosure of certain internal forward-looking financial forecasts and aspirational net sales and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) targets. The Company has not, as a matter of course, made public forecasts or projections as to future financial performance, nor does it presently intend to do so in the future. However, out of an abundance of caution and to alleviate any confusion among our investors, the Company is providing to its investors a one-time forecast of net sales and Adjusted EBITDA on a segment and consolidated basis for the fiscal year ending on December 31, 2014. The Company cautions that the only information concerning the Company’s actual or expected financial results which has been authorized by the Company for dissemination is that which has been included in the Company’s filings with the Securities and Exchange Commission or press releases issued by the Company.

Estimated Net Sales and Adjusted EBITDA for the fiscal year ending on December 31, 2014 are expected to be in the following ranges:

	Net Sales		Adjusted EBITDA
	Low	High	Low	High
	(Dollar amounts in millions)

RESV	$585.0	$590.0	$84.5	$85.5
TECH	420.0	430.0	62.8	64.0
DMS	285.0	290.0	65.2	66.0
RHC	547.5	560.0	63.5	65.5
CES	472.5	480.0	43.0	44.0
AV	140.0	150.0	(10.5)	(9.5)
Unallocated	—	—	(43.5)	(42.5)
	$2,450.0	$2,500.0	$265.0	$273.0

While presented with numeric specificity, the financial forecasts furnished herewith reflect numerous assumptions and judgments, some of which are subjective, made by our management in light of business, industry and market conditions. All information in this Current Report on Form 8-K speaks as of the date hereof. The Company undertakes no duty to publicly update or revise the forecasts contained herein, whether as a result of new information, future events, or otherwise. The Company does not currently intend to provide investors with financial forecasts in the future.

This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

The Company supplements the reporting of financial information determined under U.S. generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is not a defined term under GAAP and should not be considered as an alternative to net earnings (loss) as a measure of operating results. There are material limitations associated with making the adjustments to the Company’s earnings to calculate adjusted EBITDA, and using this non- GAAP financial measure as compared to the most directly comparable GAAP financial measures. For instance, Adjusted EBITDA does not include:

•	interest expense, and, because the Company has borrowed money in order to finance its operations, interest expense is a necessary element of the Company’s costs and ability to generate revenue;

•	income tax expense, and because the payment of taxes is part of the Company’s operations, tax expense is a necessary element of its costs and ability to operate;

•	certain cash and non-cash, non-recurring items, and, because such non-recurring items can, at times, affect the Company's operating results, the exclusion of such items is a material limitation; or

•	depreciation and amortization expense, and, because the Company uses capital assets, depreciation and amortization expense is a necessary element of its costs and ability to generate revenue.

The Company presents Adjusted EBITDA because it considers it an important supplemental measure of performance and believes it is frequently used by the Company’s investors and other interested parties, as well as by management, in the evaluation of other companies in its industry. In addition, Adjusted EBITDA provides additional information used by the Company’s management and Board of Directors to facilitate internal comparisons to historical operating performance of prior periods. Further, management believes that Adjusted EBITDA facilitates operating performance comparisons from period to period because it excludes potential differences caused by variations in capital structure (affecting interest expense), tax positions (such as the impact of changes in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting depreciation expense).

While Adjusted EBITDA is frequently used as a measure of operations and the ability to meet debt service requirements by other companies, the Company’s use of this financial measure is not necessarily comparable to such other similarly titled captions of other companies. Adjusted EBITDA reflects an additional way of viewing aspects of operations that, when viewed with GAAP results, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review Company financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.
The Company has not included in this Current Report on Form 8-K a reconciliation of the forward-looking non-GAAP financial measure Adjusted EBITDA to the most directly comparable GAAP financial measure due to variability and inherent difficulty in making accurate forecasts and projections or certain information not being ascertainable without unreasonable effort. The probable significance of adjustments and other factors that cannot be ascertained at this time without unreasonable efforts cannot be determined at this time.

Forward-Looking Statements

All the expectations, plans, assumptions and judgments contained in and used to prepare the forecasts contained in this Current Report Form 8-K, as well as the forecasts themselves, constitute forward-looking statements that involve risks and uncertainties. Accordingly, there can be no assurance that the financial forecasts are indicative of our future performance or the actual results will not differ materially from those presented in the financial projections. Inclusion of financial forecasts in this Current Report on Form 8-K should not be regarded as a representation of any person that the results contained in the forecasts will be achieved.

Forward-looking statements, including financial forecasts, are provided under the “safe harbor” protection of the U.S. Private Securities Litigation Reform Act of 1995. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual future activities and operating results to differ include: the availability and cost of certain raw materials (including, among others, steel, copper, packaging materials, plastics, resins, glass, wood and aluminum) and purchased components; freight costs; global economic conditions and the level of domestic and foreign construction and remodeling activity affecting residential and commercial markets; interest rates; employment levels; inflation; foreign currency fluctuations; foreign economic and political conditions; consumer spending levels; exposure to foreign economies; the rate of sales growth; prices; competition; maintaining good relationships with customers and suppliers; weather fluctuations; acquisition and integration risks; the success of our operational improvement initiatives; labor disruptions; increased costs associated with regulatory compliance; changes in tax law; our ability to service our indebtedness; and product and warranty liability claims. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual results may vary materially from the forecasts disclosed herein. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, readers are urged to carefully review and consider the reports and filings of the Company with the Securities and Exchange Commission including the description of “risk factors” set forth under Item 1A in our Annual Report on Form 10-K and any further disclosures the Company makes on related subjects in subsequent reports filed with the SEC. All forward-looking statements are expressly qualified in their entirety by such factors. The Company does not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    NORTEK, INC.

By: /s/ Kevin W. Donnelly
Name: Kevin W. Donnelly
Title: Senior Vice President, General Counsel and Secretary

Date: October 3, 2014